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                                  EXHIBIT 99.1

Contact: Shelly Rubin

         Chief Financial Officer

         LNR Property Corporation

         (305) 695-5440

                       LNR PROPERTY CORPORATION ANNOUNCES

                    FIRST QUARTER 2003 EARNINGS EXPECTATIONS

MIAMI, FEBRUARY 27, 2003 - LNR PROPERTY CORPORATION (NYSE: LNR), one of the nation's leading real estate investment, finance and management companies, announced today that its earnings per share for the first quarter ending February 28, 2003, is expected to be between $1.00 and $1.10, in line with its previously announced earnings goals for the quarter.




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